UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2011

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(781) 894-9770

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 25, 2011, the Board of Directors (the “Board of Directors”) of Steinway Musical Instruments, Inc. (the “Company”) adopted a Rights Agreement dated as of September 26, 2011, (the “Rights Agreement”) between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, and declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $.001 per share (the “Common Shares”), of the Company.

Stockholders Rights Agreement

The dividend of a Right is payable on October 7, 2011, (the “Record Date”) to the holders of record of the Common Shares on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Participating Preferred Stock, par value $1.00 per share (the “Preferred Shares”), of the Company at a price of $75.00 per one one-hundredth of a Preferred Share (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (or persons acting in concert) have acquired beneficial ownership of the Specified Percentage (as hereinafter defined) or more of the outstanding Common Shares (an “Acquiring Person”) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons (or persons acting in concert) becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the “beneficial ownership” by a person or group of the Specified Percentage or more of the outstanding Common Shares (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of the Summary of Rights in the form attached as Exhibit C to the Rights Agreement. The “Specified Percentage” is ten percent (10%), provided that if Samick Musical Instruments Co., Ltd. or any of its affiliates or associates (or together with other persons acting in concert) is the Acquiring Person, the Specified Percentage will be thirty-five percent (35%).

The Rights Agreement provides that a Person shall be deemed to “beneficially own” any securities which are the subject of a derivative transaction, or derivative security acquired by such Person, which results in such Person having the economic equivalent of ownership of such securities due to the fact that the value of the derivative is explicitly determined by reference to the price or value of such securities. The Person shall be deemed to beneficially own (without duplication) the number of Common Shares that are synthetically owned pursuant to such derivative transaction or such derivative securities.

The Rights Agreement provides that none of the Company’s directors or officers shall be deemed to beneficially own any Common Shares owned by any other director or officer by virtue of such persons acting in their capacities as such, including, without limitation, in connection with any formulation and publication of the Board of Directors recommendation of its position, and any actions taken in furtherance thereof, with respect to any acquisition proposal relating to the Company, a tender or exchange offer for any Common Shares or any solicitation of proxies with respect to any Common Shares.

The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on September 26, 2021, (the “Final Expiration Date”), unless the Final Expiration Date is extended or the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Once issued upon exercise of Rights, each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of outstanding Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each outstanding Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each outstanding Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

In the event that any person or group of affiliated or associated persons (or persons acting in concert) becomes an Acquiring Person, the Rights Agreement provides that proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive (subject to adjustment) upon exercise thereof at the then current Purchase Price, that number of Common Shares having a market value of two times the Purchase Price. At any time after any person or group (or persons acting in concert) becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors may exchange the Rights (other than Rights owned by such person or group, which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the Purchase Price.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of the Specified Percentage or more of the outstanding Common Shares, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish.

The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights, including an amendment to (i) fix a Final Expiration Date later than September 26, 2021, (ii) reduce the Redemption Price or (iii) increase the Purchase Price, except that from and after such time as any person or group of affiliated or associated persons (or persons acting in concert) becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and persons acting in concert with the Acquiring Person and their respective affiliates and associates).

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is filed as an exhibit hereto and incorporated herein by reference.

As of September 26, 2011, there were 12,357,499 Common Shares issued and outstanding. The Company’s Board of Directors has reserved for issuance upon exercise of the Rights 200,000 shares of Participating Preferred Stock.

ITEM 3.03.            MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.03.            AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On September 25, 2011, the Board of Directors of the Company adopted amendments to the Company’s Bylaws (the “Bylaws”).

The Board deemed it advisable to adopt specific advance-notice requirements for stockholder proposals to nominate directors for election or to propose other action at any annual or special meeting of the Company’s stockholders and to expand the disclosures that stockholders must make when submitting proposals. New Article I, Sections 1.9 and 1.10 of the Bylaws govern the notice requirements for stockholder proposals and the information required of the stockholder to provide to the Company. These provisions enhance both the Board’s and stockholders’ ability to consider stockholder proposals on a timely and informed basis. Among other things, the amendments require stockholders to disclose the subject and reason for bringing the proposal to the meeting, information regarding their identity and stockholder status, and a description of any agreement made with others acting in concert with respect to the proposal. If the stockholder proposal is a director nomination, among other things, the stockholder must supply specific information regarding the candidate and such other information concerning the nominee as is required to be disclosed under Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

In addition, the Board deemed it advisable to amend the Bylaws to increase the maximum number of directors that may be elected to the Board from nine to eleven. The exact number of directors is to be established by a resolution of the Board.

Additional minor amendments and conforming changes were made that do not materially affect the substance of the Bylaws.

The Amended and Restated Bylaws are attached as Exhibit 3.1 to this Form 8-K and are incorporated herein by reference.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Steinway Musical Instruments, Inc.

4.1

Rights Agreement dated September 26, 2011 between Steinway Musical Instruments, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent, including the Form of Certificate of Designations of Participating Preferred Stock, the Form of Right Certificate, and the Summary of Rights to Purchase Preferred Shares, respectively attached thereto as Exhibits A, B and C. (1)

99.1	Press Release issued by Steinway Musical Instruments, Inc. on September 26, 2011, with respect to the adoption of the Rights Agreement.

(1) Previously filed with the Commission on September 27, 2011 as an Exhibit to the Registrant’s Registration Statement on Form 8-A and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2011	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Dana D. Messina

	Name:	Dana D. Messina
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Steinway Musical Instruments, Inc.

4.1

Rights Agreement dated September 26, 2011 between Steinway Musical Instruments, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent, including the Form of Certificate of Designations of Participating Preferred Stock, the Form of Right Certificate, and the Summary of Rights to Purchase Preferred Shares, respectively attached thereto as Exhibits A, B and C. (1)

99.1	Press Release issued by Steinway Musical Instruments, Inc. on September 26, 2011, with respect to the adoption of the Rights Agreement.

(1) Previously filed with the Commission on September 27, 2011 as an Exhibit to the Registrant’s Registration Statement on Form 8-A and hereby incorporated by reference.